UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                        Date of Report - October 16, 2007
                        (Date of earliest event reported)

                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                         0-22810               03-0311630
 (State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification
                                                             Number)

              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054 (Address of principal executive offices) (Zip Code)

                                 (856) 778-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02     Departure of Directors or Certain Officers; Election of Directors;
              ------------------------------------------------------------------
              Appointment of Certain Officers; Compensatory Arrangements of
              -------------------------------------------------------------
              Certain Officers.
              -----------------

         (d) On October 16, 2007, the Board of Directors of Mace Security International, Inc. ("Company") voted unanimously to expand the Board of Directors from five persons to six persons.

                  1. Mr. Dennis Raefield was unanimously appointed by the Company's Board of Directors to fill the director vacancy created by the expansion of the Board of Directors. The appointment of Mr. Raefield as a director of the Company occurred on October 16, 2007. Mr. Raefield is 59 years old. From April 2007 to the present, Mr. Raefield has been President of Edge Integration Systems, Inc, a manufacturer of security access control systems, from February 2005 to February 2006, Mr. Raefield was President of Rossiare Security Products, Inc., a manufacturer of diverse security products, from February 2004 to February 2005, Mr. Raefield was President of NexVision Consulting, a security business consultant, from January 2003 to February 2004, Mr. Raefield was President of Ortega InfoSystems, a software developer, and from October 1998 to November 2002, Mr. Raefield was the President of Ademco and Honeywell Access Systems, a division of Honeywell, Inc. that manufactured access control systems.

                  2. Mr. Raefield was recommended as a director candidate by Lawndale Capital Management, LLC ("Lawndale"), a shareholder of the Company. The Company is not aware of any arrangement between Mr. Raefield and Lawndale in connection with Lawndale's recommendation of Mr. Raefield to the Company as a director candidate.

                  3. Pursuant to an amendment of the Company's Corporate Governance Guidelines, which is discussed in Item 8.01 below, appointments to Committees of the Board of Directors are made by the majority vote of the Company's independent directors. It has not yet been determined on which Committees Mr. Raefield will serve.

                  4. The Board of Directors has determined that Mr. Raefield qualifies as an "independent" director under the criteria of the Nasdaq Global Market and the Company's Amended and Restated ByLaws, which are discussed in
Item 5.03 below. Neither Mr. Raefield nor any member of his immediate family has a direct or indirect material interest in any current or proposed transaction in which the Company was or is to be a participant, for which disclosure is required pursuant to Item 404(a) of Regulation S-K.

                  5. There exists no plan, contract or arrangement to which Mr. Raefield and the Company is a party or which has triggered due to Mr. Raefield's appointment as a director. Mr. Raefield's consent to be appointed to the Board of Directors was given on his understanding that the Company has made the ByLaw Amendment and Corporate Governance Guideline amendment discussed in Items 5.03 and 8.01 below. Mr. Raefield will receive the compensation for non-employee directors described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed on July 2, 2007

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in
              ------------------------------------------------------------
              Fiscal Year.
              ------------

         (a) The Company amended its ByLaws by the unanimous vote of its Board of Directors effective on October 16, 2007. The amendment added Section 3.14 to

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its ByLaws.  No change  other then the  addition of Section 3.14 was made to the
Company's ByLaws. In summary, Section 3.14 provides that at least 66.67% of the Company's directors shall be independent and includes criteria of when the Board of Directors may not consider a director to be independent. The criteria set forth in Section 3.14 are more stringent then the independence criteria currently adopted by the Nasdaq Global Market. Section 3.14 can only be revoked by the vote of at least 66.67% of the Company's shareholders. The full text of
Section 3.14 is set forth in the Amended and Restated ByLaws of the Company attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01     Other Events.
              -------------

         On October 16, 2007, the Board of Directors unanimously adopted a revision to the Company's Corporate Governance Guidelines. As revised, the Corporate Governance Guidelines provide that all appointments to the Committees of the Board of Directors will be made by the majority vote of the Company's independent directors, with management directors abstaining. The full text of the Corporate Governance Guidelines, as revised, are attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.
              ----------------------------------

       (d)    Exhibits. The following exhibits are being filed herewith:

Exhibit No.         Description
-----------         -----------

3.1                 Amended and Restated ByLaws of the Company dated October 16,
                    2007.

99.1                Corporate Governance Guidelines of the Company dated
                    October 16, 2007.

99.2                Press Release Dated October 15, 2007.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  October 16, 2007               Mace Security International, Inc.



                                       By: /s/ Gregory M. Krzemien
                                           -------------------------------------
                                           Gregory M. Krzemien
                                           Chief Financial Officer and Treasurer







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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

3.1           Amended and Restated ByLaws of the Company dated October 16, 2007.

99.1          Corporate Governance Guidelines of the Company dated October 16,
              2007.

99.2          Press Release Dated October 15, 2007.